                                                                    Exhibit 32.1

                                CERTIFICATIONS OF
              CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Women First HealthCare, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward
F. Calesa, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

       (2) That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          March 30, 2004         By:    /s/ Edward F. Calesa
                                 Name:  Edward F. Calesa
                                 Title: President and Chief Executive Officer


     In connection with the Annual Report of Women First HealthCare, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
G. Vincent, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

       (2) That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          March 30, 2004


                     By:    /s/ Richard G. Vincent
                     Name:  Richard G. Vincent
                     Title: Executive Vice President and Chief Financial Officer